UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	September 17, 2004

Auto Underwriters of America, Inc.

(Exact name of registrant as specified in its charter)

California	0-11582	94-2915849

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2755 Campus Drive, Suite 155 San Mateo, California	94403

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 377-4381

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant

            a)     On September 17, 2004, Malone & Bailey, PLLC (“Malone”) replaced Clancy and Co., P.L.L.C. (“Clancy”) as the Registrant’s Independent Registered Public Accounting Firm.  The Registrant’s Board of Directors approved and ratified the change of accountants from Clancy to Malone effective that same date.

            b)     Clancy, the Independent Registered Public Accounting Firm previously engaged to audit the Registrant’s financial statements for the two years ended June 30, 2003, was replaced as auditor for the Registrant on September 17, 2004.  Clancy’s report on the Registrant’s financial statements for the two most recent fiscal years ended June 30, 2003, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles.  However, their report was modified to include an explanatory paragraph, which indicated substantial doubt regarding the Registrant’s ability to continue operations as a going concern.

            c)     During the two most recent fiscal years ended June 30, 2003 and the subsequent interim periods through September 17, 2004, there were no disagreements with Clancy on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Clancy’s satisfaction, would have caused them to make reference to the subject matter in connection with their report; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

            d)     During the two most recent fiscal years ended June 30, 2003 and the subsequent interim period through September 17, 2004, the Registrant did not consult Malone with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

            e)     The Registrant provided Clancy with a copy of the foregoing disclosures.  Attached as Exhibit 16 is a copy of Clancy’s letter, dated September 27, 2004, stating their agreement with such statements.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description
16	Letter from Clancy and Co., P.L.L.C. to The Securities and Exchange Commission dated September 27, 2004

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTO UNDERWRITERS OF AMERICA, INC.

Dated: October 21, 2004	By: /s/ Dean Antonis
Dean Antonis
President and Treasurer

AUTO UNDERWRITERS OF AMERICA, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

16	Letter from Clancy and Co., P.L.L.C. to The Securities and Exchange Commission dated September 27, 2004